                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 21, 1997, appearing on page 2 of the Employees' Stock Purchase Plan of Logicon, Inc.'s Annual Report on Form 11-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP
Costa Mesa, California
August 28, 1997